1
                                 `United States
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 27, 2001


                    Coastal Caribbean Oils & Minerals, Ltd.
             (Exact name of registrant as specified in its charter)


              Bermuda                      1-4668                  None
-----------------------------------  ------------------       ----------------
(State or other jurisdiction            (Commission             (IRS employer
       of incorporation)                 File Number)       Identification No.)


Clarendon House, Church Street, Hamilton HM  DX, BERMUDA        None
----------------------------------------------------------    -------
(Address of principal executive offices)                    (Zip Code)


        Registrant's telephone number, including area code (441) 295-1422

                                 Not Applicable
         (Former name or former address, if changed since last report.)


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                                    FORM 8-K

                     COASTAL CARIBBEAN OILS & MINERALS, LTD.



Item 5.   Other Events

         On November 27, 2001, Coastal Petroleum Company ("Coastal"), a majority owned subsidiary of Coastal Caribbean Oils & Minerals, Ltd. (the "Company") announced that Florida's Leon County Circuit Court has set a trial date of September 30, 2002 for Coastal's lawsuit against the State of Florida. In the lawsuit, Coastal claims that the State has taken Coastal's 440,000 acre leasehold along Florida's Gulf Coast without compensation.

         A copy of the November 27, 2001 press release issued by the Company is filed herewith as an exhibit and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

          (c)    Exhibits

                 (99)      Additional Exhibits

                                    (a)   Press Release of Coastal Petroleum
                                          Company dated November 27, 2001.





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                                    FORM 8-K

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                     COASTAL CARIBBEAN OILS & MINERALS, LTD.
                                    (Registrant)



                     By /s/ Benjamin W. Heath
                            ------------------
                            Benjamin W. Heath
                            President

Date:  December 10, 2001